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                                                                    EXHIBIT 32.1


                            CERTIFICATION PURSUANT TO
                               18 U.S.C. ss.1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Amendment No. 4 to Annual Report of CPC of America, Inc. (the "Company") on Form 10-K/A for the period ended December 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Rod A. Shipman, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:


         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




August 16, 2006                                 /s/ Rod A. Shipman
                                                --------------------------------
                                                Rod A. Shipman,
                                                Chief Executive Officer and
                                                Chief Financial Officer